Consolidated Statements of Net (Loss) Earnings - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Net sales	$ 1,314,765	$ 1,262,198	$ 1,279,567
Costs and expenses:
Cost of products sold	1,240,178	1,150,194	1,128,990
Selling, general, and administrative expense	73,514	72,996	73,515
Other operating expense (income), net	(3,671)	2,437	(24,971)
Plant restructuring	10,011	1,829	10,302
Total costs and expenses	1,320,032	1,227,456	1,187,836
Operating (loss) income	(5,267)	34,742	91,731
(Earnings) loss from equity investment	(21)	(578)	48
Interest expense, net of interest income of $54, $18, and $4, respectively	15,037	9,672	8,044
(Loss) earnings before income taxes	(20,283)	25,648	83,639
Income tax (benefit) expense	(6,472)	9,753	27,240
Net (loss) earnings	$ (13,811)	$ 15,895	$ 56,399
Basic (loss) earnings per common share (in dollars per share)	$ (1.41)	$ 1.61	$ 5.65
Diluted (loss) earnings per share (in dollars per share)	$ (1.41)	$ 1.60	$ 5.61